Statements of Operations - USD ($)		9 Months Ended
	Dec. 31, 2024	Sep. 30, 2025
Income Statement [Abstract]
REVENUE
OPERATING EXPENSES:
General and administrative expenses	1,594	6,467
Total operating expenses	1,594	6,467
LOSS FROM OPERATIONS	(1,594)	(6,467)
OTHER INCOME (EXPENSE)
Total other income (expense)
NET LOSS	$ (1,594)	$ (6,467)
BASIC NET LOSS PER SHARE	$ (15.94)	$ (1.02)
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING, BASIC	100	6,324